UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07318
Pioneer Series Trust VIII
(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109
(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
60 State Street, Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825

Date of fiscal year end:  November 30, 2020

Date of reporting period:  December 1, 2019 through November 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer International Equity Fund
Annual Report | November 30, 2020

A: PIIFX	C: PCITX	Y: INVYX

Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-800-225-6292.
You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

visit us: www.amundi.com/us

Pioneer International Equity Fund | Annual Report | 11/30/20 1

President’s Letter

Dear Shareholders,
With a very turbulent 2020 calendar year finally behind us, the U.S. and global economies still face numerous challenges as the new calendar year dawns. The COVID-19 pandemic has continued to spread, with high numbers of new cases reported in many U.S. states and in other countries. In response, some governments have retightened restrictions on both business and personal activities. However, as 2021 arrived, deployment of the first approved COVID-19 vaccines had already begun, and expectations are for widespread vaccine distribution by the middle of the year.
While there may finally be a light visible at the end of the pandemic tunnel, the long-term impact on the global economy from COVID-19, while currently unknown, is likely to be considerable. It is clear that several industries have already felt greater effects than others, and the markets, which do not thrive on uncertainty, have been volatile, delivering significantly negative performance in the first quarter of 2020, and then recovering most of those losses throughout the following quarters. In fact, the U.S. stock market, as measured by the Standard & Poor’s 500 Index, returned more than 18% for the full 2020 calendar year, an impressive performance given all of the obstacles market participants faced during those 12 months.
However, despite the market rebound since its March 2020 low point, volatility has remained elevated, with momentum rising and falling on seemingly every bit of positive or negative news about the virus, from vaccines to spikes in the number of cases as well as rising hospitalization rates in some areas. In addition, the recent U.S. Presidential and Congressional elections have resulted in a power shift in Washington, D.C., and that most likely portends some changes in fiscal policy. That, too, could lead to increased market volatility as investors analyze the various tax and spending plans, and wait to see what proposed policy alterations actually become law.
With the advent of COVID-19 last winter, we implemented our business continuity plan according to the new COVID-19 guidelines, and most of our employees have been working remotely since March. To date, our operating environment has faced no interruption. I am proud of the careful planning that has taken place and confident we can maintain this environment for as long as is prudent. History in the making for a company that first opened its doors way back in 1928.
2 Pioneer International Equity Fund | Annual Report | 11/30/20

Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility. As 2020 has reminded us, investment risk can arise from a number of factors in today’s global economy, including slower or stagnating growth, changing U.S. Federal Reserve policy, oil price shocks, political and geopolitical factors and, unfortunately, major public health concerns such as a viral pandemic.
At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.
Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress.
As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
We remain confident that the current crisis, like others in human history, will pass, and we greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Sincerely,
Lisa M. Jones
Head of the Americas, President and CEO of US.
Amundi Asset Management US, Inc.
January 2021
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer International Equity Fund | Annual Report | 11/30/20 3

Portfolio Management Discussion | 11/30/20
In the following interview, Marco Pirondini, Lead Portfolio Manager of Pioneer International Equity Fund, discusses the market environment for international equities and the factors that influenced the performance of Pioneer International Equity Fund during the 12-month period ended November 30, 2020. Mr. Pirondini, Senior Managing Director, Head of Equities, U.S., and a portfolio manager at Amundi Asset Management US, Inc.(Amundi US), and Brian Chen, a vice president and a portfolio manager at Amundi US, are responsible for the day-to-day management of the Fund.
Q How did the Fund perform during the 12-month period ended November 30, 2020?
A Pioneer International Equity Fund’s Class A shares returned 9.23% at net asset value during the 12-month period ended November 30, 2020, while the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) NR Index (the MSCI Index)1, returned 6.37%. During the same 12-month period, the average return for the 767 mutual funds in Morningstar’s Foreign Large Blend Funds category was 7.53%.
Q How would you characterize the investment environment for international equities during the 12-month period ended November 30, 2020?
A International equities began the period on positive footing in December 2019, with a thawing in U.S.-China trade relations and a favorable outlook for the gradual reacceleration of the U.S. economy. In March, however, the COVID-19 pandemic completely disrupted global economic activity. In an effort to stem the spread of the virus, most governments around the world mandated business shutdowns of varying degrees as well as shelter-in-place orders. Many companies remained open by
1 The MSCI information may only be used for your internal use, may not be reproduced or re-disseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaim all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.
4 Pioneer International Equity Fund | Annual Report | 11/30/20

having their employees work from home. However, other businesses with face-to-face operations, such as those in the retail, dining, and travel industries, were forced to close their doors and lay off workers. With all the uncertainty, investors sold higher-risk assets and moved into so-called “safe haven” securities. The global economy had suddenly shifted from a scenario of a gradual recovery to one of deep recession.
In response, many governments and central banks unleashed massive policy support for workers, companies, and financial institutions. The initiatives included the European Commission’s €750 billion coronavirus recovery plan. The unprecedented stimulus and liquidity measures, combined with the perception that the markets had become oversold, boosted investor confidence. The more upbeat outlook received further support from the gradual reopening of global economies as the spring of 2020 progressed – as evidenced by improving numbers seen in key data releases – and hopes that one of the many potential COVID-19 vaccines in development might prove effective. Finally, after hitting record lows in April, oil prices also rebounded as investors came to believe that demand for energy may continue to normalize over time as more economies re-opened and oversupply was absorbed. Those developments set the stage for a dramatic market comeback in April and May 2020.
With a relaxation of stay-at-home measures during the summer months, business activity, while still below pre-COVID levels, slowly moved towards a semblance of normalization, and economic data improved. International equities continued to recoup much of their earlier losses, with one significant caveat: the momentum behind the strong performance of more defensive, technology-oriented growth stocks continued, while value stocks continued to lag.
In the fall of 2020, a resurgence in cases of COVID-19 across Europe weighed on market sentiment as investors assessed renewed lockdown measures once again aimed at stemming the spread of the virus. In addition, uncertainty surrounding the November U.S. elections, an increase in global trade tensions, and difficult Brexit negotiations in the U.K. further clouded the economic and outlook.
However, the resolution of U.S. election-related uncertainty, along with the announcements by multiple pharmaceutical companies regarding the high efficacy of their COVID-19 vaccines in clinical trials, set the stage for a strong market close in November 2020, with major equity benchmarks
Pioneer International Equity Fund | Annual Report | 11/30/20 5

setting new highs. The late-period rally also featured a rebound by stocks of companies regarded as more economically sensitive, as market participants viewed those companies as potentially strong beneficiaries of a more extensive reopening of economies. Value and smaller-cap stocks also fared well in the final weeks of the 12-month period.
For the 12-month period, international equities underperformed U.S. equities. Meanwhile, growth stocks outperformed value stocks by a wide margin during the period.
Q The Fund outperformed its benchmark during the 12-month period ended November 30, 2020. Which of your investment strategies or individual portfolio holdings contributed to the positive results?
A Stock selection results were the primary factor in the Fund’s benchmark-relative outperformance during the 12-month period. The top positive contributor to benchmark-relative returns was a position in LG Chem, based in South Korea, which is one of the world’s largest manufacturers of batteries used in electric cars. With the push for carbon-neutral policies and huge government subsidies in Europe and China, demand for electric vehicles has increased dramatically. The rising demand has helped to boost the performance of the company’s shares.
The second-best performing stock in the portfolio during the 12-month period was Lonza Group, a manufacturing partner for pharmaceutical companies. Lonza has been an active participant in COVID-19 vaccine efforts, making its first commercial batch of the main ingredient in Moderna’s vaccine candidate, and then ramping up and fine-tuning its production lines to rollout the vaccine. We remain upbeat on Lonza’s prospects. The company has little pipeline risk, in our view, due to the diversified nature of its business and best-in-class manufacturing facilities, which makes Lonza a natural ally for companies with tight manufacturing capacity or capital.
Schneider Electric, the third-best performing stock for the Fund during the 12-month period, is a French multinational company that provides “green” solutions on a global scale through its energy management and industrial automation operations. The company reported better-than-expected revenues for the third quarter of 2020, due to pent-up demand and restocking by distributors. The company has a growing presence in India as well, and we believe Schneider appears positioned to augment that growth as the buildout of electrification across that country has
6 Pioneer International Equity Fund | Annual Report | 11/30/20

continued. Furthermore, we believe Schneider’s comprehensive solutions for automation and efficient management of machines, manufacturing plants, and industrial sites could continue to help it capture greater growth as companies strive to reduce their carbon footprints.
The Fund’s sector and country allocation strategies also contributed positively to benchmark-relative performance during the 12-month period. With regard to sector allocation, the portfolio held greater-than benchmark exposures in industrials, financials, and health care, which aided relative returns as those sectors fared well over the course of the Fund’s fiscal year. On a country basis, we increased the Fund’s exposures to South Korea, Taiwan, China, and Japan, and reduced its allocation to the United Kingdom. The move was both tactical and strategic, as Asia has been more effective in its containment of the COVID-19 crisis, in our opinion, and may be the first region to fully emerge from the pandemic. We also believe that Asia could present some of the best long-term investment stories in the world, particularly in technology companies that are focused on the manufacturing of semiconductors and batteries for electric vehicles. In the case of Japan, we believe the country may benefit from its close trade links with China, where demand has recovered faster than in other areas, which could help revive Japanese exports.
Q Which strategies or individual portfolio holdings detracted from the Fund’s benchmark-relative performance results during the 12-month period ended November 30, 2020?
A Stock selection in consumer staples and consumer discretionary weighed on the Fund’s results relative to the MSCI Index during the 12-month period, as certain portfolio holdings in those sectors underperformed due in large part to the COVID-19 economic environment.
The individual portfolio position that detracted the most from the Fund’s relative performance over the 12-month period was Dometic Group. Based in Sweden, Dometic manufactures and sells a broad range of products used in recreational vehicles, boats, campers, and trucks — such as refrigerator consoles and air conditioning systems. Faced with uncertainty about the strength of demand for travel and leisure activities in a post-COVID world, and aware of the company’s highly leveraged balance sheet, we sold the position before the end of the period.
Pioneer International Equity Fund | Annual Report | 11/30/20 7

The second-biggest detractor from the Fund’s benchmark-relative returns during the period was a position in Covivio. Listed in Paris, the company is a diversified property developer with significant exposure to office and retail properties in major cities across Europe. We sold the Fund’s position, as we believed tenants could continue to face challenges paying rent during and after the COVID-19 crisis, and we had concerns about Covivio’s balance sheet. The Fund’s investment in Ichigo, a Japanese real estate owner/operator that specializes in the renovation and sale of existing buildings, was the third major detractor from benchmark-relative performance. During the pandemic, Ichigo has seen a decline in purchase demand for its properties, and in occupancy and income levels from its rental properties. As was the case with Covivio, we sold the Ichigo shares before period-end and reallocated the proceeds to stocks of companies that we believe have stronger prospects.
Q Did the Fund have any derivatives exposure during the 12-month period ended November 30, 2020?
A Yes, we temporarily employed Euro Stoxx 50 futures during the market correction in March 2020, as the Fund had built up a higher level of cash and we sought to position the portfolio for a potential market rebound. Ultimately, we replaced the futures with individual stocks. The strategy contributed positively to the Fund’s performance during the 12-month period.
Q What is your outlook, and how is the Fund positioned heading into a new fiscal year?
A We believe global economic growth rates could resume an upward trajectory in 2021, supported by the rollout of vaccines and continued stimulus efforts by central banks and governments. An environment of low interest rates and abundant liquidity could support the performance of riskier assets, especially equities, for the foreseeable future, in our opinion.
Toward the latter part of the 12-month period, we began to position the Fund for a potential cyclical recovery and decreasing COVID-19 risk. The allocation strategy included tilting the portfolio toward stocks of companies in the more cyclical sectors – or sectors with greater exposure to the ebbs and flows of the economic cycle – as we think such companies could benefit from a further reopening of economies. In
8 Pioneer International Equity Fund | Annual Report | 11/30/20

addition, we believe value stocks may come back into favor as business and economic activity accelerates. With that in mind, we have focused on what we view as high-quality value stocks of companies with resilient business models. We have balanced that exposure in the portfolio with more defensive growth stocks that have been benefiting from secular trends and the companies’ strong balance sheets. Finally, as the global economy continues to normalize amidst the massive levels of fiscal and monetary stimulus, we expect stronger economic growth to eventually put upward pressure on inflation and interest rates. An environment of modest inflation has historically benefited commodities, and by extension the emerging markets, as well as the performance of cyclical and value stocks.
Pioneer International Equity Fund | Annual Report | 11/30/20 9

Please refer to the Schedule of Investments on pages 18–23 for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.
To the extent the Fund invests in issuers located within specific countries or regions, the Fund may be particularly affected by adverse markets, rates, and events, which may occur in those countries and regions.
When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries or sectors.
These risks may increase share price volatility.
Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your financial professional or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
10 Pioneer International Equity Fund | Annual Report | 11/30/20

Portfolio Summary | 11/30/20
Sector Distribution

(As a percentage of total investments)*

Geographical Distribution

(As a percentage of total investments based on country of domicile)*
10 Largest Holdings

(As a percentage of total investments)*

1.	KB Financial Group, Inc.	3.04%
2.	Schneider Electric SE	2.97
3.	Sony Corp.	2.89
4.	Daikin Industries, Ltd.	2.83
5.	Fiat Chrysler Automobiles NV	2.78
6.	Roche Holding AG	2.68
7.	Seven & i Holdings Co., Ltd.	2.68
8.	Koninklijke Philips NV	2.65
9.	Unilever Plc	2.64
10.	Hoya Corp.	2.62

*  Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
Pioneer International Equity Fund | Annual Report | 11/30/20 11

Prices and Distributions | 11/30/20
Net Asset Value per Share

Class	11/30/20	11/30/19
A	$24.00	$22.38
C	$20.70	$19.35
Y	$24.06	$22.44

Distributions per Share: 12/1/19–11/30/20

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.4204	$ —	$ —
C	$0.2475	$ —	$ —
Y	$0.5194	$ —	$ —

Index Definition
The MSCI EAFE NR Index is an unmanaged, commonly used measure of international stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.
The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 13–15.
12 Pioneer International Equity Fund | Annual Report | 11/30/20

Performance Update | 11/30/20	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer International Equity Fund at public offering price during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) NR Index.

Average Annual Total Returns
(As of November 30, 2020)
	Net	Public	MSCI
	Asset	Offering	EAFE
	Value	Price	NR
Period	(NAV)	(POP)	Index
10 Years	5.10%	4.48%	5.85%
5 Years	5.60	4.36	6.19
1 Year	9.23	2.95	6.37

Expense Ratio
(Per prospectus dated April 1, 2020)
Gross	Net
1.50%	1.15%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. POP returns reflect deduction of maximum 5.75% sales charge. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through April 1, 2021 for Class A shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
Pioneer International Equity Fund | Annual Report | 11/30/20 13

Performance Update | 11/30/20	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer International Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) NR Index.

Average Annual Total Returns
(As of November 30, 2020)
			MSCI
			EAFE
	If	If	NR
Period	Held	Redeemed	Index
10 Years	4.18%	4.18%	5.85%
5 Years	4.70	4.70	6.19
1 Year	8.32	8.32	6.37

Expense Ratio
(Per prospectus dated April 1, 2020)
Gross	Net
2.21%	2.15%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through April 1, 2021 for Class C shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
14 Pioneer International Equity Fund | Annual Report | 11/30/20

Performance Update | 11/30/20	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer International Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) NR Index.

Average Annual Total Returns
(As of November 30, 2020)
	Net	MSCI
	Asset	EAFE
	Value	NR
Period	(NAV)	Index
10 Years	5.53%	5.85%
5 Years	6.02	6.19
1 Year	9.69	6.37

Expense Ratio
(Per prospectus dated April 1, 2020)
Gross	Net
0.93%	0.70%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through April 1, 2021 for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
Pioneer International Equity Fund | Annual Report | 11/30/20 15

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)   ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)   transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)   Divide your account value by $1,000
Example: an $8,600 account value ÷ $1,000 = 8.6
(2)   Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer International Equity Fund
Based on actual returns from June 1, 2020 through November 30, 2020.

Share Class	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 6/1/20
Ending Account	$1,233.26	$1,228.40	$1,236.50
Value (after expenses)
on 11/30/20
Expenses Paid	$6.42	$10.97	$3.91
During Period*

*  Expenses are equal to the Fund’s annualized expense ratio of 1.15%, 1.97%, and 0.70% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period,multiplied by 183/366 (to reflect the partial year period).
16 Pioneer International Equity Fund | Annual Report | 11/30/20

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer International Equity Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from June 1, 2020 through November 30, 2020.

Share Class	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 6/1/20
Ending Account	$1,019.25	$1,015.15	$1,021.50
Value (after expenses)
on 11/30/20
Expenses Paid	$5.81	$9.92	$3.54
During Period*

*  Expenses are equal to the Fund’s annualized expense ratio of 1.15%, 1.97%, and 0.70% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period,multiplied by 183/366 (to reflect the partial year period).
Pioneer International Equity Fund | Annual Report | 11/30/20 17

Schedule of Investments | 11/30/20

Shares		Value
UNAFFILIATED ISSUERS — 98.7%
COMMON STOCKS — 98.7% of Net Assets
Aerospace & Defense — 2.7%
118,658(a)	Hensoldt AG	$ 1,763,714
668,400	Singapore Technologies Engineering Ltd.	1,912,326
	Total Aerospace & Defense	$ 3,676,040
Automobiles — 3.8%
241,877	Fiat Chrysler Automobiles NV	$ 3,768,065
22,100	Toyota Motor Corp.	1,478,152
	Total Automobiles	$ 5,246,217
Banks — 8.3%
271,724(a)	ABN AMRO Bank NV (144A)	$ 2,796,797
38,283	BNP Paribas S.A.	1,953,985
257,253(a)	Grupo Financiero Banorte S.A.B de CV, Class O	1,284,338
100,042	KB Financial Group, Inc.	4,119,081
45,200	Sumitomo Mitsui Financial Group, Inc.	1,310,082
	Total Banks	$ 11,464,283
Beverages — 1.5%
52,100	Asahi Group Holdings, Ltd.	$ 2,004,220
	Total Beverages	$ 2,004,220
Building Products — 2.8%
16,900	Daikin Industries, Ltd.	$ 3,837,159
	Total Building Products	$ 3,837,159
Capital Markets — 1.9%
184,415	UBS Group AG	$ 2,618,035
	Total Capital Markets	$ 2,618,035
Chemicals — 2.0%
3,878	LG Chem, Ltd.	$ 2,809,707
	Total Chemicals	$ 2,809,707
Construction Materials — 1.9%
64,999	CRH Plc	$ 2,550,003
	Total Construction Materials	$ 2,550,003
Consumer Discretionary — 0.9%
630(a)	Booking Holdings, Inc.	$ 1,277,924
	Total Consumer Discretionary	$ 1,277,924
Containers & Packaging — 1.1%
34,685	Smurfit Kappa Group Plc	$ 1,468,983
	Total Containers & Packaging	$ 1,468,983
Electrical Equipment — 4.2%
122,300	Mitsubishi Electric Corp.	$ 1,799,553
28,973	Schneider Electric SE	4,025,477
	Total Electrical Equipment	$ 5,825,030

The accompanying notes are an integral part of these financial statements.
18 Pioneer International Equity Fund | Annual Report | 11/30/20

Shares		Value
Electronic Equipment, Instruments &
Components — 5.8%
3,700	Keyence Corp.	$ 1,881,829
14,300	Murata Manufacturing Co. Ltd.	1,254,940
53,285	Samsung Electronics Co., Ltd.	3,213,955
3,239	Samsung SDI Co. Ltd.	1,563,046
Total Electronic Equipment, Instruments &
	Components	$ 7,913,770
Energy — 1.1%
268,558	Rosneft Oil Co. PJSC (G.D.R.)	$ 1,552,524
	Total Energy	$ 1,552,524
Financials — 0.5%
3,274	Willis Towers Watson Plc	$ 681,614
	Total Financials	$ 681,614
Food & Staples Retailing — 3.6%
19,340	Magnit PJSC	$ 1,252,712
115,200	Seven & i Holdings Co., Ltd.	3,639,370
	Total Food & Staples Retailing	$ 4,892,082
Food Products — 1.6%
16,073	Kerry Group Plc	$ 2,232,445
	Total Food Products	$ 2,232,445
Health Care Equipment & Supplies — 6.5%
26,700	Hoya Corp.	$ 3,560,698
69,379	Koninklijke Philips NV	3,588,895
15,553	Medtronic Plc	1,768,376
	Total Health Care Equipment & Supplies	$ 8,917,969
Health Care Providers & Services — 1.3%
39,831	Fresenius SE & Co. KGaA	$ 1,782,307
	Total Health Care Providers & Services	$ 1,782,307
Hotels, Restaurants & Leisure — 0.9%
73,477	Compass Group Plc	$ 1,294,313
	Total Hotels, Restaurants & Leisure	$ 1,294,313
Household Durables — 5.0%
82,002	Persimmon Plc	$ 2,900,324
42,100	Sony Corp.	3,917,391
	Total Household Durables	$ 6,817,715
Industrial Conglomerates — 2.3%
13,393	Siemens AG	$ 1,789,229
47,700	Toshiba Corp.	1,329,997
	Total Industrial Conglomerates	$ 3,119,226

The accompanying notes are an integral part of these financial statements.
Pioneer International Equity Fund | Annual Report | 11/30/20 19

Schedule of Investments | 11/30/20 (continued)

Shares		Value
Industrials — 1.0%
7,299	Kansas City Southern	$ 1,358,855
	Total Industrials	$ 1,358,855
Insurance — 5.5%
11,860	Allianz SE	$ 2,800,891
172,500	Ping An Insurance Group Co. of China, Ltd., Class H	2,020,230
6,836	Zurich Insurance Group AG	2,777,789
	Total Insurance	$ 7,598,910
Interactive Media & Services — 0.5%
9,400	Tencent Holdings, Ltd.	$ 684,129
	Total Interactive Media & Services	$ 684,129
Internet & Direct Marketing Retail — 1.3%
54,000(a)	Alibaba Group Holding, Ltd.	$ 1,775,023
	Total Internet & Direct Marketing Retail	$ 1,775,023
IT Services — 1.2%
21,592	Cognizant Technology Solutions Corp.	$ 1,686,983
	Total IT Services	$ 1,686,983
Life Sciences Tools & Services — 1.5%
3,249	Lonza Group AG	$ 2,039,076
	Total Life Sciences Tools & Services	$ 2,039,076
Metals & Mining — 1.6%
32,958	Rio Tinto Plc	$ 2,138,028
	Total Metals & Mining	$ 2,138,028
Multi-Utilities — 2.1%
69,186	RWE AG	$ 2,874,045
	Total Multi-Utilities	$ 2,874,045
Oil, Gas & Consumable Fuels — 1.8%
77,145	Royal Dutch Shell Plc, Class B (A.D.R.)	$ 2,503,355
	Total Oil, Gas & Consumable Fuels	$ 2,503,355
Personal Products — 4.2%
5,885	L’Oreal S.A.	$ 2,151,455
59,063	Unilever Plc	3,585,989
	Total Personal Products	$ 5,737,444
Pharmaceuticals — 3.5%
15,100	Eisai Co., Ltd.	$ 1,134,126
11,050	Roche Holding AG	3,640,432
	Total Pharmaceuticals	$ 4,774,558

The accompanying notes are an integral part of these financial statements.
20 Pioneer International Equity Fund | Annual Report | 11/30/20

Shares		Value
	Real Estate Management & Development — 1.2%
72,391	Grand City Properties S.A.	$ 1,711,641
	Total Real Estate Management & Development	$ 1,711,641
	Semiconductors & Semiconductor Equipment — 2.2%
17,872	SK Hynix, Inc.	$ 1,576,386
84,000	Taiwan Semiconductor Manufacturing Co., Ltd.	1,416,013
	Total Semiconductors & Semiconductor Equipment	$ 2,992,399
	Software — 1.5%
35,419	Oracle Corp.	$ 2,044,385
	Total Software	$ 2,044,385
	Textiles, Apparel & Luxury Goods — 3.7%
3,744(a)	adidas AG	$ 1,194,077
3,438	Kering	2,474,057
2,488	LVMH Moet Hennessy Louis Vuitton SE	1,429,699
	Total Textiles, Apparel & Luxury Goods	$ 5,097,833
	Trading Companies & Distributors — 4.4%
71,273	Ashtead Group Plc	$ 3,017,678
27,602	Ferguson Plc	3,095,524
	Total Trading Companies & Distributors	$ 6,113,202
	Wireless Telecommunication Services — 1.8%
88,700	KDDI Corp.	$ 2,545,021
	Total Wireless Telecommunication Services	$ 2,545,021
	TOTAL COMMON STOCKS
	(Cost $104,866,117)	$135,656,453
	TOTAL INVESTMENTS IN UNAFFILIATED
	ISSUERS — 98.7%
	(Cost $104,866,117)(b)	$135,656,453
	OTHER ASSETS AND LIABILITIES — 1.3%	$ 1,833,575
	NET ASSETS — 100.0%	$137,490,028

(144A)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At November 30, 2020, the value of these securities amounted to $2,796,797, or 2.0% of net assets.

(A.D.R.)	American Depositary Receipts.
(G.D.R.)	Global Depositary Receipts.
(a)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.
Pioneer International Equity Fund | Annual Report | 11/30/20 21

Schedule of Investments | 11/30/20 (continued)

(b)	Distribution of investments by country of domicile (excluding temporary cash
	investments) as a percentage of total investments in securities, is as follows:
	Japan	21.9%
	United Kingdom	15.1
	South Korea	9.8
	Germany	9.0
	France	8.9
	Switzerland	8.2
	Netherlands	6.5
	Ireland	5.9
	United States	4.7
	China	3.3
	Russia	2.1
	Singapore	1.4
	Luxembourg	1.3
	Taiwan	1.0
	Other (individually less than 1%)	0.9
		100.0%

Purchases and sales of securities (excluding temporary cash investments) for the year ended November 30, 2020, aggregated $79,476,218 and $83,674,661, respectively.
The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the “Adviser”) serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended November 30, 2020, the Fund did not engage in any cross trade activity.
At November 30, 2020, the net unrealized appreciation on investments based on cost for federal tax purposes of $105,497,183 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$32,836,130
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(2,676,860)
Net unrealized appreciation	$30,159,270

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
Level 1 – unadjusted quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements —Note 1A.
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The accompanying notes are an integral part of these financial statements.
22 Pioneer International Equity Fund | Annual Report | 11/30/20

The following is a summary of the inputs used as of November 30, 2020, in valuing the Fund’s investments:

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$1,277,924	$—	$—	$1,277,924
Financials	681,614	—	—	681,614
Health Care Equipment &
Supplies*	1,768,376	7,149,593	—	8,917,969
Industrials	1,358,855	—	—	1,358,855
IT Services	1,686,983	—	—	1,686,983
Oil, Gas & Consumable Fuels	2,503,355	—	—	2,503,355
Personal Products*	3,585,989	2,151,455	—	5,737,444
Software	2,044,385	—	—	2,044,385
All Other Common Stocks*	—	111,447,924	—	111,447,924
Total Investments
in Securities	$14,907,481	$120,748,972	$—	$135,656,453

* Securities are valued using inputs/data furnished by independent pricing services using fair value factors.
During the year ended November 30, 2020, there were no transfers between Levels 1, 2 and 3.
The accompanying notes are an integral part of these financial statements.
Pioneer International Equity Fund | Annual Report | 11/30/20 23

Statement of Assets and Liabilities | 11/30/20

ASSETS:
Investments in unaffiliated issuers, at value (cost $104,866,117)	$135,656,453
Cash	1,019,443
Foreign currencies, at value (cost $132,670)	132,425
Receivables —
Investment securities sold	65
Fund shares sold	25,394
Tax reclaims	675,915
Dividends	250,173
Due from the Adviser	28,849
Other assets	21,642
Total assets	$137,810,359
LIABILITIES:
Payables —
Fund shares repurchased	$82,267
Trustees’ fees	1,063
Administrative fees	10,835
Professional fees	37,831
Transfer agent fees	32,281
Registration fees	45,993
Shareowner communications expense	33,614
Pricing fees	2,702
Custodian fees	25,065
Due to affiliates
Management fees	32,371
Other due to affiliates	1,460
Accrued expenses	14,849
Total liabilities	$320,331
NET ASSETS:
Paid-in capital	$113,288,754
Distributable earnings	24,201,274
Net assets	$137,490,028
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $71,854,914/2,993,542 shares)	$24.00
Class C (based on $5,187,713/250,576 shares)	$20.70
Class Y (based on $60,447,401/2,511,881 shares)	$24.06
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $24.00 net asset value per share/100%-5.75%
maximum sales charge)	$25.46

The accompanying notes are an integral part of these financial statements.
24 Pioneer International Equity Fund | Annual Report | 11/30/20

Statement of Operations
FOR THE YEAR ENDED 11/30/20

INVESTMENT INCOME:
Dividends from unaffiliated issuers (net of foreign taxes
withheld $303,475)	$2,577,513
Interest from unaffiliated issuers	16,727
Total investment income		$2,594,240
EXPENSES:
Management fees	$810,852
Administrative expense	113,311
Transfer agent fees
Class A	144,740
Class C	9,462
Class Y	6,591
Distribution fees
Class A	165,778
Class C	49,717
Shareowner communications expense	72,279
Custodian fees	60,443
Registration fees	59,562
Professional fees	55,622
Printing expense	30,704
Pricing fees	10,471
Trustees’ fees	5,560
Insurance expense	292
Miscellaneous	29,911
Total expenses		$1,625,295
Less fees waived and expenses reimbursed by the Adviser		(390,384)
Net expenses		$1,234,911
Net investment income		$1,359,329
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(1,116,802)
Forward foreign currency exchange contracts	(85,304)
Futures contracts	370,655
Other assets and liabilities denominated in
foreign currencies	(78,396)	$(909,847)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$10,731,595
Other assets and liabilities denominated in
foreign currencies	67,397	$10,798,992
Net realized and unrealized gain (loss) on investments		$9,889,145
Net increase in net assets resulting from operations		$11,248,474

The accompanying notes are an integral part of these financial statements.
Pioneer International Equity Fund | Annual Report | 11/30/20 25

Statements of Changes in Net Assets

	Year	Year
	Ended	Ended
	11/30/20	11/30/19
FROM OPERATIONS:
Net investment income (loss)	$1,359,329	$2,384,714
Net realized gain (loss) on investments	(909,847)	(4,487,219)
Change in net unrealized appreciation (depreciation)
on investments	10,798,992	14,275,785
Net increase in net assets resulting
from operations	$11,248,474	$12,173,280
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.42 and $0.57 per share, respectively)	$(1,363,374)	$(1,900,257)
Class C ($0.25 and $0.31 per share, respectively)	(71,663)	(106,253)
Class Y ($0.52 and $0.66 per share, respectively)	(1,272,587)	(1,788,533)
Total distributions to shareowners	$(2,707,624)	$(3,795,043)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$9,294,735	$7,426,290
Reinvestment of distributions	2,604,525	3,656,352
Cost of shares repurchased	(16,699,398)	(22,807,905)
Net decrease in net assets resulting from
Fund share transactions	$(4,800,138)	$(11,725,263)
Net increase (decrease) in net assets	$3,740,712	$(3,347,026)
NET ASSETS:
Beginning of year	$133,749,316	$137,096,342
End of year	$137,490,028	$133,749,316

The accompanying notes are an integral part of these financial statements.
26 Pioneer International Equity Fund | Annual Report | 11/30/20

	Year Ended	Year Ended	Year Ended	Year Ended
	11/30/20	11/30/20	11/30/19	11/30/19
	Shares	Amount	Shares	Amount
Class A
Shares sold	215,104	$4,519,013	251,835	$5,178,835
Reinvestment of distributions	58,184	1,316,121	94,701	1,822,159
Less shares repurchased	(540,041)	(11,263,722)	(514,792)	(10,582,808)
Net decrease	(266,753)	$(5,428,588)	(168,256)	$(3,581,814)
Class C
Shares sold	52,759	$943,002	69,291	$1,234,965
Reinvestment of distributions	3,650	71,663	6,283	106,253
Less shares repurchased	(95,908)	(1,715,202)	(148,489)	(2,679,182)
Net decrease	(39,499)	$(700,537)	(72,915)	$(1,337,964)
Class Y
Shares sold	184,845	$3,832,720	49,762	$1,012,490
Reinvestment of distributions	53,886	1,216,741	90,293	1,727,940
Less shares repurchased	(185,069)	(3,720,474)	(471,083)	(9,545,915)
Net increase (decrease)	53,662	$1,328,987	(331,028)	$(6,805,485)

The accompanying notes are an integral part of these financial statements.
Pioneer International Equity Fund | Annual Report | 11/30/20 27

Financial Highlights

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	11/30/20	11/30/19	11/30/18	11/30/17	11/30/16*
Class A
Net asset value, beginning of period	$22.38	$20.97	$24.72	$19.45	$20.74
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.19	$0.35	$0.37	$0.24	$0.21
Net realized and unrealized gain (loss) on investments	1.85	1.63	(2.90)	5.21	(1.17)
Net increase (decrease) from investment operations	$2.04	$1.98	$(2.53)	$5.45	$(0.96)
Distributions to shareowners:
Net investment income	$(0.42)	$(0.50)	$(0.45)	$(0.18)	$(0.33)
Net realized gain	—	(0.07)	(0.77)	—	—
Total distributions	$(0.42)	$(0.57)	$(1.22)	$(0.18)	$(0.33)
Net increase (decrease) in net asset value	$1.62	$1.41	$(3.75)	$5.27	$(1.29)
Net asset value, end of period	$24.00	$22.38	$20.97	$24.72	$19.45
Total return (b)	9.23%	9.85%	(10.46)%	28.24%	(4.70)%
Ratio of net expenses to average net assets	1.15%	1.15%	1.23%	1.38%	1.45%
Ratio of net investment income (loss) to average net assets	0.92%	1.68%	1.53%	1.09%	1.10%
Portfolio turnover rate	66%	28%	41%	36%	41%
Net assets, end of period (in thousands)	$71,855	$72,979	$71,885	$80,688	$65,844
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.51%	1.50%	1.54%	1.59%	1.68%
Net investment income (loss) to average net assets	0.56%	1.33%	1.22%	0.88%	0.87%

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.
28 Pioneer International Equity Fund | Annual Report | 11/30/20

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	11/30/20	11/30/19	11/30/18	11/30/17	11/30/16*
Class C
Net asset value, beginning of period	$19.35	$18.09	$21.52	$16.95	$18.13
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.02	$0.16	$0.15	$0.04	$0.03
Net realized and unrealized gain (loss) on investments	1.58	1.41	(2.53)	4.55	(1.02)
Net increase (decrease) from investment operations	$1.60	$1.57	$(2.38)	$4.59	$(0.99)
Distributions to shareowners:
Net investment income	$(0.25)	$(0.24)	$(0.28)	$(0.02)	$(0.19)
Net realized gain	—	(0.07)	(0.77)	—	—
Total distributions	$(0.25)	$(0.31)	$(1.05)	$(0.02)	$(0.19)
Net increase (decrease) in net asset value	$1.35	$1.26	$(3.34)	$4.57	$(1.18)
Net asset value, end of period	$20.70	$19.35	$18.09	$21.52	$16.95
Total return (b)	8.32%	8.93%	(11.22)%	27.09%	(5.50)%
Ratio of net expenses to average net assets	1.97%	1.99%	2.09%	2.26%	2.35%
Ratio of net investment income (loss) to average net assets	0.10%	0.87%	0.73%	0.22%	0.20%
Portfolio turnover rate	66%	28%	41%	36%	41%
Net assets, end of period (in thousands)	$5,188	$5,614	$6,565	$11,072	$9,829
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	2.22%	2.21%	2.27%	2.32%	2.37%
Net investment income (loss) to average net assets	(0.15)%	0.65%	0.55%	0.16%	0.18%

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.
Pioneer International Equity Fund | Annual Report | 11/30/20 29

Financial Highlights (continued)

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	11/30/20	11/30/19	11/30/18	11/30/17	11/30/16*
Class Y
Net asset value, beginning of period	$22.44	$21.03	$24.79	$19.50	$20.81
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.29	$0.44	$0.46	$0.33	$0.28
Net realized and unrealized gain (loss) on investments	1.85	1.63	(2.91)	5.21	(1.17)
Net increase (decrease) from investment operations	$2.14	$2.07	$(2.45)	$5.54	$(0.89)
Distributions to shareowners:
Net investment income	$(0.52)	$(0.59)	$(0.54)	$(0.25)	$(0.42)
Net realized gain	—	(0.07)	(0.77)	—	—
Total distributions	$(0.52)	$(0.66)	$(1.31)	$(0.25)	$(0.42)
Net increase (decrease) in net asset value	$1.62	$1.41	$(3.76)	$5.29	$(1.31)
Net asset value, end of period	$24.06	$22.44	$21.03	$24.79	$19.50
Total return (b)	9.69%	10.37%	(10.15)%	28.76%	(4.34)%
Ratio of net expenses to average net assets	0.70%	0.70%	0.87%	0.99%	1.09%
Ratio of net investment income (loss) to average net assets	1.39%	2.14%	1.91%	1.48%	1.45%
Portfolio turnover rate	66%	28%	41%	36%	41%
Net assets, end of period (in thousands)	$60,447	$55,156	$58,647	$93,627	$74,448
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.96%	0.93%	1.06%	1.06%	1.09%
Net investment income (loss) to average net assets	1.13%	1.91%	1.72%	1.41%	1.45%

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.
30 Pioneer International Equity Fund | Annual Report | 11/30/20

Notes to Financial Statements | 11/30/20
1. Organization and Significant Accounting Policies
Pioneer International Equity Fund (the “Fund”) is the sole portfolio comprising Pioneer Series Trust VIII, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is long-term growth of capital.
The Fund offers four classes of shares designated as Class A, Class C, Class K and Class Y shares. Class K had not commenced operations as of November 30, 2020. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.
Effective January 1, 2021, Amundi Pioneer Asset Management, Inc. changed its name to Amundi Asset Management US, Inc. Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an affiliate of Amundi Asset Management US, Inc., serves as the Fund’s distributor (the “Distributor”).
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
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The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:
A.   Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Equity securities that have traded on an exchange, are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The principal exchanges and markets for non-U.S. equity securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Fund determines its net asset value. Consequently, the Fund uses a fair value model developed by an independent pricing service to value non-U.S. equity securities. On a daily basis, the pricing service recommends changes, based on a proprietary model, to the closing market prices of each non-U.S. security held by the Fund to reflect the security’s fair value at the time the Fund determines its net asset value. The Fund applies these recommendations in accordance with procedures approved by the Board of Trustees.
Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.
Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.
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Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.
At November 30, 2020, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).
B.    Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
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Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.   Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.   Federal Income Taxes
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of November 30, 2020, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
At November 30, 2020, the Fund was permitted to carry forward indefinitely $6,488,663 of short-term losses.
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The tax character of distributions paid during the years ended November 30, 2020 and November 30, 2019, were as follows:

	2020	2019
Distributions paid from:
Ordinary income	$2,707,624	$3,392,583
Long-term capital gain	—	402,460
Total	$2,707,624	$3,795,043

The following shows the components of distributable earnings (losses) on a federal income tax basis at November 30, 2020:

2020
Distributable earnings/(losses):
Undistributed ordinary income	$498,724
Capital loss carryforward	(6,488,663)
Net unrealized appreciation	30,191,213
Total	$24,201,274

The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales and adjustments relating to Passive Foreign Investment Companies (“PFICs”).
E.    Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $6,511 in underwriting commissions on the sale of Class A shares during the year ended November 30, 2020.
F.    Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 5). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.
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G.   Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security. A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. In addition, voters in the United Kingdom withdrew from the EU, commonly referred t as “Brexit.” Following a transition period, the United Kingdom’s post-Brexit trade agreement with the European Union passed into law in December 2020 and went into effect on January 1, 2021. There is significant market uncertainty regarding Brexit’s ramifications. The range and potential implications of possible political, regulatory, economic, and market outcomes cannot be fully known but could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. Other countries may seek to withdraw from the EU and/or abandon the euro, the common currency of the EU.
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To the extent that the Fund invests from time to time more than 25% of its assets in issuers organized or located in a particular geographic region, including but not limited to issuers organized or located in Japan or the United Kingdom or in securities quoted or denominated in the Japanese yen, the British pound and the euro, the fund may be particularly affected by adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in those countries or regions. To the extent the Fund invests from time to time in issuers organized or located in China, the Fund may be particularly affected by adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in China. In addition, the U.S. government has imposed restrictions on U.S. investor participation in certain Chinese investments, which may limit the securities in which the fund may invest, and require the fund to sell certain investments.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi US exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi US or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
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COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
H.   Forward Foreign Currency Exchange Contracts
The Fund may enter into forward foreign currency exchange contracts (“contracts”) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund’s financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 7).
During the year ended November 30, 2020, the Fund had entered into various forward foreign currency exchange contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Fund may close out such contract by entering into an offsetting contract.
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The average market value of forward foreign currency exchange contracts open during the year ended November 30, 2020, was $(9,230). There were no open forward foreign currency exchange contracts at November 30, 2020.
I.     Futures Contracts
The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives.
All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at November 30, 2020, is recorded as “Futures collateral” on the Statement of Assets and Liabilities.
Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for futures” or “Due to broker for futures” on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.
The average market value of futures contracts open during the year ended November 30, 2020, was $971,927. There were no open futures contracts outstanding at November 30, 2020.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees are calculated daily and paid monthly at the annual rate of 0.65% of the Fund’s average daily net assets up to $1 billion and 0.60% of the Fund’s average daily net assets over $1 billion. For the year ended November 30, 2020, the effective management fee (excluding waivers and/or assumptions of expenses) was equivalent to 0.65% of the Fund’s average daily net assets.
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The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) to the extent required to reduce Fund expenses to 1.15%, 2.15% and 0.70%, of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. These expense limitations will be in effect through April 1, 2021. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above.
Fees waived and expenses reimbursed during the year ended November 30, 2020, are reflected on the Statement of Operations. In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $29,962 in management fees, administrative costs and certain other reimbursements payable to the Adviser at November 30, 2020.
3. Compensation of Trustees and Officers
The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. The Fund does not pay any salary or other compensation to its officers. For the year ended November 30, 2020, the Fund paid $5,560 in Trustees’ compensation, which is reflected on Statement of Operations as Trustees’ fees. At November 30, 2020, the Fund had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $1,063.
4. Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended November 30, 2020, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications:
Class A	$67,753
Class C	4,190
Class Y	336
Total	$72,279

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5. Distribution and Services Plans
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $3,869 in distribution fees payable to the Distributor at November 30, 2020.
In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended November 30, 2020, CDSCs in the amount of $710 were paid to the Distributor.
6. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds (the “Funds”), participates in a committed, unsecured revolving line of credit facility (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective March 11, 2020, the Fund participates in a facility in the amount of $300 million. Prior to March 11, 2020, the Fund participated in a facility in the amount of $250 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays an annual commitment fee to participate in the credit facility. The commitment fee in the amount of 0.30% of the daily unused portion of the credit facility is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended November 30, 2020, the Fund had no borrowings under the credit facility.
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7. Additional Disclosures about Derivative Instruments and Hedging Activities
The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:
Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at November 30, 2020, was as follows:

			Foreign
Statement of	Interest	Credit	Exchange	Equity	Commodity
Operations	Rate Risk	Risk	Rate Risk	Risk	Risk
Net realized gain (loss) on:
Forward foreign currency
exchange contracts	$—	$—	$(85,304)	$—	$—
Futures contracts	—	—	—	370,655	—
Total Value	$—	$—	$(85,304)	$370,655	$—

42 Pioneer International Equity Fund | Annual Report | 11/30/20

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Pioneer Series Trust VIII and the Shareholders of
Pioneer International Equity Fund:

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Pioneer International Equity Fund (the “Fund”) (one of the funds constituting Pioneer Series Trust VIII (the “Trust”)), including the schedule of investments, as of November 30, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the related notes (collectively referred to as the “financial statements”). The financial highlights for the period ended November 30, 2016 were audited by another independent registered public accounting firm whose report, dated January 25, 2017, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer International Equity Fund (one of the funds constituting Pioneer Series Trust VIII) at November 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are
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required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Amundi Pioneer investment companies since 2017.
Boston, Massachusetts
January 27, 2021
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ADDITIONAL INFORMATION (unaudited)
For the year ended November 30, 2020, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The Fund intends to designate up to the maximum amount of such dividends allowable, as taxed at a maximum rate of 20%. Complete information will be computed and reported in conjunction with your 2020 Form 1099-DIV.
The qualifying percentage of the Fund’s ordinary income dividends for the purpose of the corporate dividends received deduction was 4.42%.
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Approval of Investment Management Agreement
Amundi Pioneer Asset Management, Inc. (“APAM”) serves as the investment adviser to Pioneer International Equity Fund (the “Fund”) pursuant to an investment management agreement between APAM and the Fund. In order for APAM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment management agreement for the Fund.
The contract review process began in January 2020 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2020, July 2020 and September 2020. In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.
In March 2020, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2020, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM’s affiliate, Amundi Pioneer Institutional Asset Management, Inc. (“APIAM” and, together with APAM, “Amundi Pioneer”), as compared to that of APAM’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of APAM’s and APIAM’s institutional accounts, as well as the different services provided by APAM to the Fund and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2020.
At a meeting held on September 15, 2020, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously
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approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.
Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed APAM’s investment approach for the Fund and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of APAM that are involved in APAM’s services to the Fund, including APAM’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM’s senior management to the Pioneer Fund complex. The Trustees considered the implementation and effectiveness of APAM’s business continuity plan in response to the COVID-19 pandemic.
The Trustees considered that APAM supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Fund’s business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.
Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Fund were satisfactory and consistent with the terms of the investment management agreement.
Performance of the Fund
In considering the Fund’s performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Fund’s benchmark index. They also discuss the Fund’s
Pioneer International Equity Fund | Annual Report | 11/30/20 47

performance with APAM on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.
Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners. The Trustees noted that they separately review and consider the impact of the Fund’s transfer agency and Fund- and APAM-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.
The Trustees considered that the Fund’s management fee for the most recent fiscal year was in the first quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees considered that the expense ratio of the Fund’s Class A shares for the most recent fiscal year was in the first quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted that APAM had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.
The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM’s costs in providing services to the Fund and APAM’s and APIAM’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with APAM’s and APIAM’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment
48 Pioneer International Equity Fund | Annual Report | 11/30/20

management agreement with the Fund, APAM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with APAM’s management of the Fund.
The Trustees concluded that the management fee payable by the Fund to APAM was reasonable in relation to the nature and quality of the services provided by APAM.
Profitability
The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Fund, including the methodology used by APAM in allocating certain of its costs to the management of the Fund. The Trustees also considered APAM’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM’s profitability with respect to the management of the Fund was not unreasonable.
Economies of Scale
The Trustees considered APAM’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by APAM in research and analytical capabilities and APAM’s commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.
Pioneer International Equity Fund | Annual Report | 11/30/20 49

Other Benefits
The Trustees considered the other benefits that APAM enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by APAM and its affiliates. The Trustees further considered the revenues and profitability of APAM’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to APAM and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.
The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $1.7 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM’s relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM’s relationships with the Fund, including Amundi’s ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Fund were reasonable.
Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.
50 Pioneer International Equity Fund | Annual Report | 11/30/20

Statement Regarding Liquidity Risk Management Program
As required by law, the Fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. The Fund’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Asset Management US, Inc. (the “Adviser”) to administer the Program.
The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through March 31, 2020 (the “Reporting Period”).
The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.
The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:
The Committee reviewed the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Fund held less liquid and illiquid assets and the extent to which any such investments affected the Fund’s ability to meet redemption requests. In managing and reviewing the Fund’s liquidity risk, the Committee also considered the extent to which the Fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Fund uses borrowing for investment purposes, and the extent to which the Fund uses derivatives (including for hedging purposes). The Committee also reviewed the Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Fund’s short-term and long-term cash flow projections. The Committee also considered the Fund’s
Pioneer International Equity Fund | Annual Report | 11/30/20 51

holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources, including, if applicable, the Fund’s participation in a credit facility, as components of the Fund’s ability to meet redemption requests. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.
The Committee reviewed the Program’s liquidity classification methodology for categorizing the Fund’s investments into one of four liquidity buckets. In reviewing the Fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.
The Committee performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Fund primarily holds highly liquid investments.
The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Fund’s liquidity risk throughout the Reporting Period.
52 Pioneer International Equity Fund | Annual Report | 11/30/20

Trustees, Officers and Service Providers
Investment Adviser and Administrator
Amundi Asset Management US, Inc.
Custodian and Sub-Administrator
Brown Brothers Harriman & Co.
Independent Registered Public Accounting Firm
Ernst & Young LLP
Principal Underwriter
Amundi Distributor US, Inc.
Legal Counsel
Morgan, Lewis & Bockius LLP
Transfer Agent
DST Asset Manager Solutions, Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
Trustees and Officers
The Fund’s Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 45 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.
The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.
Pioneer International Equity Fund | Annual Report | 11/30/20 53

Independent Trustees

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Thomas J. Perna (70) Chairman of the Board and Trustee	Trustee since 2006. Serves until a successor trustee is elected or earlier retirement or removal.
Private investor (2004 – 2008 and 2013 – present); Chairman
(2008 – 2013)and Chief Executive Officer (2008 – 2012), Quadriserv, Inc.
(technology products for securities lending industry); and Senior
Executive Vice President, The Bank of New York (financial and securities services) (1986 – 2004)

Director, Broadridge Financial
Solutions, Inc. (investor
communications and securities
processing provider for financial
services industry) (2009 – present); Director, Quadriserv, Inc. (2005 –
2013); and Commissioner, New
Jersey State Civil Service
Commission (2011 – 2015)

John E. Baumgardner, Jr. (69) Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan & Cromwell LLP (law firm).	Chairman, The Lakeville Journal Company, LLC, (privately-held community newspaper group) (2015-present)
Diane Durnin (63) Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.
Managing Director - Head of Product Strategy and Development, BNY
Mellon Investment Management (investment management firm)
(2012-2018); Vice Chairman – The Dreyfus Corporation (2005 – 2018):
Executive Vice President Head of Product, BNY Mellon Investment
Management (2007-2012); Executive Director- Product Strategy, Mellon
Asset Management (2005-2007); Executive Vice President Head of
Products, Marketing and Client Service, Dreyfus Corporation (investment management firm) (2000-2005); and Senior Vice President Strategic
Product and Business Development, Dreyfus Corporation (1994-2000)
None

54 Pioneer International Equity Fund | Annual Report | 11/30/20

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Benjamin M. Friedman (76) Trustee	Trustee since 2008. Serves until a successor trustee is elected or earlier retirement or removal.	William Joseph Maier Professor of Political Economy, Harvard University (1972 – present)	Trustee, Mellon Institutional Funds Investment Trust and Mellon Institutional Funds Master Portfolio (oversaw 17 portfolios in fund complex) (1989 - 2008)
Lorraine H. Monchak (64) Trustee	Trustee since 2017. (Advisory Trustee from 2014 - 2017). Serves until a successor trustee is elected or earlier retirement or removal.
Chief Investment Officer, 1199 SEIU Funds (healthcare workers union pension funds) (2001 – present); Vice President – International Investments
Group, American International Group, Inc. (insurance company)
(1993 – 2001); Vice President – Corporate Finance and Treasury Group,
Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President –
Asset/Liability Management Group, Federal Farm Funding Corporation
(government-sponsored issuer of debt securities) (1988 – 1990); Mortgage
Strategies Group, Shearson Lehman Hutton, Inc. (investment bank)
(1987 – 1988); and Mortgage Strategies Group, Drexel Burnham Lambert,
Ltd. (investment bank) (1986 – 1987)
None
Marguerite A. Piret (72) Trustee	Trustee since 1992. Serves until a successor trustee is elected or earlier retirement or removal.
Chief Financial Officer, American Ag Energy, Inc. (controlled environment and agriculture company) (2016 – present); and President and Chief Executive Officer, Metric Financial Inc. (formerly known as
Newbury Piret Company) (investment banking firm) (1981 – 2019)
Director of New America High Income Fund, Inc. (closed-end investment company) (2004 – present); and Member, Board of Governors, Investment Company Institute (2000 – 2006)

Pioneer International Equity Fund | Annual Report | 11/30/20 55

Independent Trustees (continued)

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Fred J. Ricciardi (73) Trustee	Trustee since 2014. Serves until a successor trustee is elected or earlier retirement or removal.
Private investor (2020 – present); Consultant (investment company services) (2012 – 2020); Executive Vice President, BNY Mellon (financial and investment company services) (1969 – 2012); Director, BNY
International Financing Corp. (financial services) (2002 – 2012); Director,
Mellon Overseas Investment Corp. (financial services) (2009 – 2012);
Director, Financial Models (technology) (2005-2007); Director, BNY
Hamilton Funds, Ireland (offshore investment companies) (2004-2007);
Chairman/Director, AIB/BNY Securities Services, Ltd., Ireland (financial services) (1999-2006); and Chairman, BNY Alternative Investment
Services, Inc. (financial services) (2005-2007)
None

56 Pioneer International Equity Fund | Annual Report | 11/30/20

Interested Trustees

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Lisa M. Jones (58)* Trustee, President and Chief Executive Officer	Trustee since 2017. Serves until a successor trustee is elected or earlier retirement or removal
Director, CEO and President of Amundi US, Inc. (investment
management firm) (since September 2014); Director, CEO and President of Amundi Asset Management US, Inc. (since September 2014); Director,
CEO and President of Amundi Distributor US, Inc. (since September 2014);
Director, CEO and President of Amundi Asset Management US, Inc. (since
September 2014); Chair, Amundi US, Inc., Amundi Distributor US, Inc. and
Amundi Asset Management US, Inc. (September 2014 – 2018); Managing
Director, Morgan Stanley Investment Management (investment management firm) (2010 – 2013); Director of Institutional Business, CEO of International,
Eaton Vance Management (investment management firm) (2005 – 2010);
and Director of Amundi Holdings US, Inc. (since 2017)
None
Kenneth J. Taubes (62)* Trustee	Trustee since 2014. Serves until a successor trustee is elected or earlier retirement or removal
Director and Executive Vice President (since 2008) and Chief Investment
Officer, U.S. (since 2010) of Amundi US, Inc. (investment management firm); Director and Executive Vice President and Chief Investment Officer,
U.S. of Amundi US (since 2008); Executive Vice President and Chief
Investment Officer, U.S. of Amundi Asset Management US, Inc. (since 2009);
Portfolio Manager of Amundi US (since 1999); and Director of Amundi
Holdings US, Inc. (since 2017)
None

*  Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund’s investment adviser and certain of its affiliates.
Pioneer International Equity Fund | Annual Report | 11/30/20 57

Fund Officers

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Officer
Christopher J. Kelley (55) Secretary and Chief Legal Officer	Since 2003. Serves at the discretion of the Board
Vice President and Associate General Counsel of Amundi US since
January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds
since June 2010; Assistant Secretary of all of the Pioneer Funds from
September 2003 to May 2010; and Vice President and Senior Counsel of
Amundi US from July 2002 to December 2007
None
Carol B. Hannigan (59) Assistant Secretary	Since 2010. Serves at the discretion of the Board
Fund Governance Director of Amundi US since December 2006 and
Assistant Secretary of all the Pioneer Funds since June 2010; Manager –
Fund Governance of Amundi US from December 2003 to November 2006;
and Senior Paralegal of Amundi US from January 2000 to November 2003
None
Thomas Reyes (58) Assistant Secretary	Since 2010. Serves at the discretion of the Board	Assistant General Counsel of Amundi US since May 2013 and Assistant Secretary of all the Pioneer Funds since June 2010; and Counsel of Amundi US from June 2007 to May 2013	None
Mark E. Bradley (61) Treasurer and Chief Financial and Accounting Officer	Since 2008. Serves at the discretion of the Board
Vice President – Fund Treasury of Amundi US; Treasurer of all of the
Pioneer Funds since March 2008; Deputy Treasurer of Amundi US from
March 2004 to February 2008; and Assistant Treasurer of all of the Pioneer
Funds from March 2004 to February 2008
None
Luis I. Presutti (55) Assistant Treasurer	Since 2000. Serves at the discretion of the Board	Director – Fund Treasury of Amundi US since 1999; and Assistant Treasurer of all of the Pioneer Funds since 1999	None
Gary Sullivan (62) Assistant Treasurer	Since 2002. Serves at the discretion of the Board	Senior Manager – Fund Treasury of Amundi US since 2012; and Assistant Treasurer of all of the Pioneer Funds since 2002	None

58 Pioneer International Equity Fund | Annual Report | 11/30/20

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Officer
Antonio Furtado (38) Assistant Treasurer	Since 2020. Serves at the discretion of the Board	Fund Oversight Manager – Fund Treasury of Amundi US since 2020; Assistant Treasurer of all of the Pioneer Funds since 2020; and Senior Fund Treasury Analyst from 2012 - 2020	None
John Malone (50) Chief Compliance Officer	Since 2018. Serves at the discretion of the Board
Managing Director, Chief Compliance Officer of Amundi US Asset
Management; Amundi Asset Management US, Inc.; and the Pioneer Funds
since September 2018; and Chief Compliance Officer of Amundi
Distributor US, Inc. since January 2014.
None
Kelly O’Donnell (49) Anti-Money Laundering Officer	Since 2006. Serves at the discretion of the Board	Vice President – Amundi Asset Management; and Anti-Money Laundering Officer of all the Pioneer Funds since 2006	None

Pioneer International Equity Fund | Annual Report | 11/30/20 59

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60 Pioneer International Equity Fund | Annual Report | 11/30/20

How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321

Retirement plans information	1-800-622-0176

Write to us:
Amundi
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax	1-800-225-4240

Our internet e-mail address	us.askamundi@amundi.com/us
(for general questions about Amundi only)

Visit our web site: www.amundi.com/us

This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us

Securities offered through Amundi Distributor US, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2021 Amundi Asset Management US, Inc. 19448-14-0121

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s board of trustees has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

      (2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $25,500 payable to Ernst & Young LLP for the year ended November 30, 2020 and $25,000 for the year ended November 30, 2019.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2020 or 2019.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The Trust paid aggregate non-audit fees to Ernst & Young LLP for tax services of $12,795 and $8,028 during the fiscal years ended November 30, 2020 and 2019, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2020 or 2019.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS
APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

	AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
	o “One-time” pre-approval	o A summary of all such
	for the audit period for all	services and related fees
	pre-approved specific service	reported at each regularly
	subcategories. Approval of the	scheduled Audit Committee
	independent auditors as	meeting.
auditors for a Fund shall
constitute pre approval for
these services.

	o “One-time” pre-approval	o A summary of all such
	for the fund fiscal year within	services and related fees
	a specified dollar limit	(including comparison to
	for all pre-approved	specified dollar limits)
	specific service subcategories	reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust.  For the years ended November 30, 2020 and 2019, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The Trust paid aggregate non-audit fees to Ernst & Young LLP for tax services of $12,795 and $8,028 during the fiscal years ended November 30, 2020 and 2019, respectively.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

N/A

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

N/A

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:
Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Series Trust VIII

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date February 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date February 5, 2021

By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date February 5, 2021

* Print the name and title of each signing officer under his or her signature.